Report of Independent Auditors and Consolidated Financial Statements Bridge It, Inc. and Subsidiaries December 31, 2023 EXHIBIT 99.1

Table of Contents Page Report of Independent Auditors 1 Consolidated Financial Statements Consolidated Balance Sheet 4 Consolidated Statement of Operations 5 Consolidated Statement of Stockholders’ Equity 6 Consolidated Statement of Cash Flows 7 Notes to the Consolidated Financial Statements 8

1 Report of Independent Auditors The Board of Directors and Stockholders Bridge lt, Inc. Report on the Audit of the Financial Statements Opinion We have audited the consolidated financial statements of Bridge lt, Inc. and its subsidiaries which comprise the consolidated balance sheet as of December 31, 2023, and the related statements of operations, changes in stockholders’ equity, and cash flows for the year then ended, and the related notes to the consolidated financial statements. In our opinion, the accompanying consolidated financial statements present fairly, in all material respects, the financial position of Bridge It, Inc. and its subsidiaries as of December 31, 2023, and the results of their operations and their cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America. Basis for Opinion We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of Bridge lt, Inc. and its subsidiaries and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion. Responsibilities of Management for the Financial Statements Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error. In preparing the consolidated financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about Bridge lt, Inc. and its subsidiaries’ ability to continue as a going concern within one year after the date that the consolidated financial statements are available to be issued.

2 Auditor’s Responsibilities for the Audit of the Financial Statements Our objectives are to obtain reasonable assurance about whether the consolidated financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the consolidated financial statements. In performing an audit in accordance with GAAS, we:  Exercise professional judgment and maintain professional skepticism throughout the audit.  Identify and assess the risks of material misstatement of the consolidated financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements.  Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Bridge lt, Inc. and its subsidiaries’ internal control. Accordingly, no such opinion is expressed.  Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the consolidated financial statements.  Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about Bridge lt, Inc. and its subsidiaries’ ability to continue as a going concern for a reasonable period of time. We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control–related matters that we identified during the audit. /s/ Moss Adams LLP San Francisco, California September 20, 2024

Consolidated Financial Statements

Bridge It, Inc. and Subsidiaries See accompanying notes. 4 Consolidated Balance Sheet (in thousands, except share and per share amounts) December 31, 2023 Current assets Cash $ 21,026 Restricted cash 4,717 Customer cash advances, net of allowance for credit losses of $3,339 33,980 Accounts receivable, net of allowance for credit losses of $0 1,575 Accrued revenue, net of allowance for credit losses of $0 1,142 Prepaid expenses and other current assets 892 Total current assets 63,332 Property and equipment, net 139 Internally developed internal use software, net 4,175 Operating lease right-of-use assets 246 Other long term assets 165 Total assets $ 68,057 Current liabilities Accounts payable $ 3,579 Accrued liabilities 1,686 Credit facility, net of debt issuance costs 37,759 Convertible debt 9,371 Simple agreements for future equity notes payable 8,652 Loans payable, related party and other lenders 844 Operating lease liabilities, short-term 229 Other current liabilities 1,462 Total current liabilities 63,582 Operating lease liabilities, long-term 21 Total liabilities $ 63,603 Commitments and contingencies (Note 11) Series Seed preferred stock, par value per share $0.00001, 122,702 shares authorized, issued and outstanding at December 31, 2023 $ - Series A-1 preferred stock, par value per share $0.00001, 139,391 shares authorized, issued and outstanding at December 31, 2023 - Series A-2 preferred stock, par value per share $0.00001, 10,644 shares authorized, issued and outstanding at December 31, 2023 - Common stock, par value per share $0.00001, 950,000 shares authorized, 560,383 shares issued and outstanding at December 31, 2023 - Additional paid-in capital 40,754 Accumulated deficit (36,300) Total stockholders’ equity $ 4,454 Total liabilities and stockholders’ equity $ 68,057 STOCKHOLDERS’ EQUITY ASSETS LIABILITIES

Bridge It, Inc. and Subsidiaries See accompanying notes. 5 Consolidated Statement of Operations (in thousands) Year Ended December 31, 2023 Operating revenues Subscription revenue $ 85,717 Expedited Transfer Fee revenue 14,820 Marketplace revenue 5,691 Total operating revenues 106,228 Cost of revenue Customer cash advance credit losses 23,384 Processing and service fees 13,710 Total cost of revenue 37,094 Operating expenses Advertising and marketing 35,279 Wages and benefits 9,010 Technology and infrastructure 4,132 Professional fees 1,925 Depreciation and amortization 1,239 Other general and administrative expenses 1,552 Total operating expenses 53,137 Other income (expense) Settlement expense (18,000) Interest income 443 Interest expense (4,019) Other miscellaneous income 542 Total other expenses, net (21,034) Net loss before provision for income taxes (5,037) Provision for income taxes 228 Net loss $ (5,265)

Bridge It, Inc. and Subsidiaries See accompanying notes. 6 Consolidated Statement of Stockholders’ Equity (in thousands, except share amounts) Year Ended December 31, 2023 Additional Accumulated Deficit Total Stockholders’ Shares Amount Shares Amount Shares Amount Shares Amount Paid-in Capital Deficit Equity Balance at December 31, 2022 122,702 -$ 139,391 -$ 10,644 -$ 557,835 -$ 40,389$ (31,035)$ 9,354$ Issuance of common stock - - - - - - 2,548 - 112 - 112 Stock-based compensation - - - - - - - - 253 - 253 Net loss - - - - - - - - - (5,265) (5,265) Balance at December 31, 2023 122,702 -$ 139,391 -$ 10,644 -$ 560,383 -$ 40,754$ (36,300)$ 4,454$ Common StockPreferred A-1 StockPreferred Seed Stock Preferred A-2 Stock

Bridge It, Inc. and Subsidiaries See accompanying notes. 7 Consolidated Statement of Cash Flows (in thousands) Year Ended December 31, 2023 CASH FLOWS FROM OPERATING ACTIVITIES Net loss (5,265)$ Adjustments to reconcile net loss to net cash provided by operating activities Depreciation and amortization 1,239 Customer cash advance credit losses 23,384 Stock-based compensation 253 Amortization of debt issuance costs 211 Non-cash interest 373 Non-cash operating lease expense 183 Changes in operating assets and liabilities Accounts receivable (933) Accrued revenue (728) Prepaid expenses and other current assets (492) Other long term assets (12) Accounts payable 1,366 Operating lease liabilities (179) Accrued liabilities and other current liabilities (131) Net cash provided by operating activities 19,269 CASH FLOWS FROM INVESTING ACTIVITIES Net disbursements and collections of customer cash advances (36,876) Capitalization of internally developed internal use software (2,875) Purchase of property and equipment (66) Net cash used in investing activities (39,817) CASH FLOWS FROM FINANCING ACTIVITIES Proceeds from stock options exercised 112 Proceeds from credit facility 17,100 Proceeds from loans payable, related party and other lenders 63 Net cash provided by financing activities 17,275 NET DECREASE IN CASH AND RESTRICTED CASH (3,273) CASH AND RESTRICTED CASH, beginning of year 29,016 CASH AND RESTRICTED CASH, end of year 25,743$ SUPPLEMENTAL DISCLOSURE OF NON-CASH INFORMATION Operating right of use assets in exchange for operating lease liabilities 429$ SUPPLEMENTAL CASH FLOW INFORMATION Cash paid during the year for Income taxes 40$ Interest expense 2,925$ The following table provides a reconciliation of cash and restricted cash reported within the consolidated balance sheet with the same as shown in the consolidated statement of cash flows: Cash 21,026$ Restricted cash 4,717 Total cash and restricted cash, end of year 25,743$

Bridge It, Inc. and Subsidiaries 8 Notes to the Consolidated Financial Statements (in thousands, except share and per share amounts) Year Ended December 31, 2023 Note 1 – Nature of Operations Organization and business – Bridge It, Inc. (“the Company”, “Brigit” or “Bridge It”), is a Delaware corporation founded in October 2017 and headquartered in New York, New York. The Company owns 100% of its subsidiary, Brigit – Kala SPV, LLC. The Company also owns 100% of its four dormant subsidiaries: Brigit SPV1, LLC, Brigit – Lowell SPV, LLC, Brigit SPV3, LLC, and Brigit SPV4, LLC. The Company, through its mobile and web application offers various financial health products and tools including Finance Helper, Earn and Save, Instant Cash, Credit Builder, ID Theft Protection and more. The Company offers the following features for free: Financial Helper – Finance Helper helps members (“User” or “Users”) improve money habits through budgeting tools, personalized real-time recommendations, providing an overview of their expenses, overdraft prediction, and bill forecasting. Brigit also creates financial literacy content that help users budget more effectively. Earn and Save – The Company hosts third-party offers for Users to increase their income, save money, and get access to credit. Users can explore available full time jobs, find additional part time work to supplement their existing income, and perform other tasks to earn money (i.e. take surveys, etc.). Additionally, Users can apply to get access to credit, such as personal loans or even car loans. Brigit earns a commission from the third-party partners for referring Brigit’s customers to utilize the partner’s services (“Marketplace Partners”, “MP Partners”). The paid versions offers all the features of the free version, plus additional features: Instant Cash – Brigit provides earned wage access advances between $50 and $250 dollars when needed. By leveraging cash flow information from the User’s bank account as well as user verified income information, Brigit’s algorithm assesses their earned income and ability to repay, with no FICO needed and no impact on credit scores. Brigit’s algorithms also predict when a user may fall short and can automatically send advances to the User’s account if they choose (this is an opt in feature). Brigit offers an optional expedited delivery of the cash advance for a small payment (“Expedited Transfer Fee”). Credit Builder – Credit Builder helps Users establish or improve their credit scores. The loans are originated and held with our bank partner. Unlike traditional loans, the primary goal of Credit Builder is not to provide immediate access to funds, but to allow Users to demonstrate creditworthiness through consistent payments. When a User opens a Credit Builder loan, the entire proceeds of the loan are moved into a secured deposit account (the User does not have access to these proceeds). The Credit Builder loan forms a new tradeline on the borrower’s credit report. The User then makes installment payments over a period typically set at 24 months. These payments are reported to the three largest credit reporting agencies. Credit Builder promotes savings because the User’s payments accumulate in a deposit account, to be withdrawn by the User. The activities related to Credit Builder are not recorded on the Company’s consolidated balance sheet.

Bridge It, Inc. and Subsidiaries Notes to the Consolidated Financial Statements (in thousands, except share and per share amounts) Year Ended December 31, 2023 See accompanying notes. 9 Note 2 – Summary of Significant Accounting Policies Basis of accounting – The accounting and reporting policies of the Company are prepared on the accrual basis of accounting in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The accompanying consolidated financial statements have been prepared under the assumption that the Company will continue as a going concern. In accordance with Accounting Standards Codification (“ASC”) 205-40, Going Concern, the Company’s Management has evaluated whether there are conditions and events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern within one year after the date the accompanying financial statements are available to be issued. As of December, 31, 2023, the Company has gross customer cash advances of $37,319 (see Note 3) and a credit facility of $37,900 (see Note 7) maturing September 2024. Given that the customer cash advances are repaid soon after the User receives their next paycheck, management believes there is limited liquidity risk with respect to this aspect of the business. The entire credit facility held by the Company serves the purpose to fund a significant portion of the Company’s cash advances. As the Company grows, it will draw down more debt on the credit facility to fund additional cash advance. As of December 31, 2023, the Company has convertible debt ($9,371), notes payable (related party and other lenders, $844), and a credit facility (net of debt issuance costs, $37,759) in aggregate of $47,974, maturing in September 2024. Given this amount is larger than the unrestricted cash balance of $21,026, these factors alone qualify as “substantial doubt”, per ASC 205-40, regarding the Company’s ability to continue as a going concern within one year of the date that the financial statements are issued. Management intends to convert the convertible debt to equity at maturity and negotiate an extension or renewal on the credit facility prior to maturity. While these events are possible, it is not for certain that these events will occur. Management intends to repay the notes payable (related party and other lenders). In the event the Company is unable to convert the convertible debt or negotiate an extension or renewal on the credit facility prior to maturity, a Major Investor (Note 12) has agreed to support the Company financially and operationally through at least September 21, 2025. Management has determined that the financial support agreement with the Major Investor is adequate to alleviate the substantial doubt about the Company’s ability to continue as a going concern. The consolidated financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern. Principles of consolidation – The consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries. All intercompany transactions and balances have been eliminated upon consolidation.

Bridge It, Inc. and Subsidiaries Notes to the Consolidated Financial Statements (in thousands, except share and per share amounts) Year Ended December 31, 2023 See accompanying notes. 10 Use of estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosures of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Management’s significant estimates includes the allowance for credit losses, the capitalization of internally developed internal use software and useful life, the determination of the fair value of the Company’s common stock used in the calculation of stock-based compensation, and the valuation allowance for deferred tax assets. Cash – The Company’s cash is held in various financial institutions. At times throughout the year, balances can exceed Federal Deposit Insurance Corporation (FDIC) insurance limits. The Company has not experienced any historical losses associated with balances maintained with financial institutions in excess of FDIC insurance limits, and Management continues to monitor the financial condition of the financial institutions where these funds are held. Restricted cash – Restricted cash primarily represents cash held at financial institutions to meet prefunding obligations of cash advance, as well as cash that is pledged as collateral for specific accounts that may become overdrawn and minimums required by financial institutions to keep the bank account open. As of December 31, 2023, the Company had $4,717 in restricted cash required to be held for potential overspend with processors, bank account minimums and prefunding obligations. Customer cash advances, net of allowance for credit losses – Customer cash advances are recorded at their original advance amount and reduced by an allowance for credit losses. Customer cash advances are treated as finance receivables under ASC 310, Receivables. The Company pools its customer advances, all of which are short-term in nature, based on similar risk characteristics to assess their risk of credit loss. The Company uses an aging method and historical loss rates as a basis for estimating the allowance for credit losses. The Company considers whether reasonable and supportable forecasts about future conditions warrant an adjustment to its historical loss experience. The Company evaluates current economic conditions, changes in customer payment terms, and cash collections subsequent to the balance sheet date to assess for such adjustments. The allowance for credit losses is recognized upon origination of customer cash advances. Any changes in the estimate of lifetime expected credit losses are recognized in customer cash advance losses in the consolidated statement of operations. Customer cash advances are deemed not collectible after 45 days beyond the due date and are written- off as a reduction to the allowance for credit losses and gross customer cash advance balance. Subsequent recoveries of written-off customer cash advances are recorded when received as a recovery to the allowance for credit losses.

Bridge It, Inc. and Subsidiaries Notes to the Consolidated Financial Statements (in thousands, except share and per share amounts) Year Ended December 31, 2023 See accompanying notes. 11 Accounts receivable – The Company’s accounts receivable consist of trade receivables derived primarily from its contracts with Marketplace Partners. At each consolidated balance sheet date, the Company evaluates an expected allowance for credit losses. Management evaluates the ability to collect accounts receivable based on a combination of factors. All trade receivables are short term in nature, and most of the Company’s clients are recurring customers with established payment histories. An allowance for credit loss is maintained, as necessary, based on the length of time receivables are past due or the status of a partner’s financial position. An expected loss model is utilized to assess potential future credit loss based on historical payment trends and a reasonable and supportable forecast. The Company writes off receivables when there is information that indicates the debtor is facing significant financial difficulty and there is no possibility of recovery. Management has determined that no allowance for credit loss is necessary as of December 31, 2023. Accrued revenue – The Company’s accrued revenue consist of subscription revenue and Expedited Transfer Fee revenue earned, but not yet collected from Users. Management evaluates the ability to collect accrued revenue based on a combination of factors. All accrued revenue is short term in nature. A reserve for credit loss is maintained, as necessary, based on the length of time receivables are past due. An expected loss model is utilized to assess potential future credit loss based on historical payment trends. The Company writes off receivables when there is information that indicates the debtor is facing significant financial difficulty and there is no possibility of recovery. Management has determined that no allowance for credit loss is necessary as of December 31, 2023. Property and equipment – Property and equipment are stated at cost less accumulated depreciation. Property and equipment are recorded at cost and depreciated over the estimated useful lives ranging from 5 to 7 years using the straight-line method. Maintenance and repair costs are charged to operations as incurred and included within other general and administrative expenses in the consolidated statements of operations. Impairment of long-lived assets – The Company evaluates its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Long-lived assets consist primarily of property and equipment. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset group to future net cash flows expected to be generated by the asset group. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less cost to sell. The Company did not recognize any impairment charges for long- lived assets for the year ended December 31, 2023. Internally developed internal use software – Internally developed internal use software is capitalized when preliminary development efforts are successfully completed, it is probable that the project will be completed, and the software will be used as intended. Capitalized costs consist of salaries and compensation costs for employees, costs paid to third-party consultants who are directly involved in development efforts, and costs incurred for upgrades and enhancements to add functionality to the software. Other costs are expensed as incurred. In-process development costs consists of costs incurred on projects that are still in development and not been placed in service as of December 31, 2023.

Bridge It, Inc. and Subsidiaries Notes to the Consolidated Financial Statements (in thousands, except share and per share amounts) Year Ended December 31, 2023 See accompanying notes. 12 The Company evaluates impairment of its software whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. If the asset is not recoverable, measurement of an impairment loss is based on the fair value of the asset. When an impairment loss is recognized, the carrying amount of the asset is reduced to its estimated fair value. The Company does not believe there have been any other changes in circumstances that would indicate an impairment loss is necessary as of December 31, 2023. Amortization of internally developed internal use software commences when the software is ready for its intended use, i.e., after all substantial testing is complete. Internally developed internal use software is amortized over its estimated useful life of three years. Leases – The Company leases office space which is considered an operating lease. Options to extend or terminate the lease are considered as part of calculating the lease term to the extent that the option is reasonably certain of exercise. The lease does not include the option to purchase the leased property. The incremental borrowing rate (“IBR”) represents the rate of interest the Company would expect to pay on a collateralized basis to borrow an amount equal to the lease payments under similar terms. When determinable, the Company uses the rate implicit in the lease to determine the present value of lease payments. As the Company’s leases do not provide an implicit rate, the Company uses its IBR based on the information available at the lease commencement date in determining the present value of lease payments. Transactions give rise to leases when the Company receives substantially all the economic benefits from and has the ability to direct the use of specified property and equipment. The Company determines if an arrangement is a lease at inception. Right-of-use (“ROU”) assets represent the Company’s right to use, or control the use of, a specified asset for the lease term. Lease liabilities are the Company’s obligation to make lease payments arising from a lease and are measured on a discounted basis. Operating lease ROU assets and operating lease liabilities are recognized based on the present value of the future minimum lease payments over the lease term on the commencement date. The operating lease ROU asset includes any lease payments made and initial direct costs incurred and excludes lease incentives. The lease terms may include options to extend or terminate the lease when it is reasonably certain that the Company will exercise that option. Lease expense for minimum lease payments continues to be recognized on a straight-line basis over the lease term. Advertising and marketing – Advertising and marketing costs are charged to operating expense as incurred and were $35,279 for the year ended December 31, 2023. Convertible debt – The Company accounts for the proceeds from the issuance of convertible promissory notes payable in accordance with ASC 470-20, Debt with Conversion and Other Options. The Company also considered the bifurcation guidance for embedded derivatives per ASC 815-15, Embedded Derivatives and ASC 815-40, Contracts in Entity’s Own Equity. Pursuant to ASC 470-20, the Company accounted for the entire convertible instrument (including the conversion option) as a single debt instrument.

Bridge It, Inc. and Subsidiaries Notes to the Consolidated Financial Statements (in thousands, except share and per share amounts) Year Ended December 31, 2023 See accompanying notes. 13 Simple agreements for future equity (SAFE) notes payable – The Company accounts for the proceeds from the issuance of SAFE notes payable in accordance with ASC 480-10, Distinguishing Liabilities from Equity. The Company has determined that as of December 31, 2023 fair value approximates the initial proceeds of the SAFE notes payable. Revenue recognition – Operating revenues consist of monthly subscription revenue, Expedited Transfer Fee revenue, and marketplace revenues. Expedited Transfer Fee revenue is recognized in connection with customer advances. Marketplace revenues are recognized in connection with customer traffic added to the MP Partners’ product/services. The Company accounts for its subscription and Marketplace revenue in accordance with ASC 606, Revenue from Contracts with Customers. The Company accounts for its Expedited Transfer Fee revenue in accordance with ASC 310 as a nonrefundable fee recognized over the expected cash advance term. To determine revenue recognition for subscriptions and Marketplace revenue that the Company determined are within the scope of ASC 606, the Company performed the following five steps: (i) identified the contract(s) with a customer, (ii) identified the performance obligations in the contract, (iii) determines the transaction price, (iv) allocated the transaction price to the performance obligations in the contract, and (v) recognized revenue when (or as) the entity satisfies a performance obligation. The Company only applied the five-step model to arrangements that met the definition of a contract under ASC 606, including when it is probable that the entity would collect the consideration it is entitled to in exchange for the services it transferred to the customer. At contract inception, once the contract was determined to be within the scope of ASC 606, the Company assessed the goods or services promised within each contract and determined those that were performance obligations, and assessed whether each promised service was distinct. The Company then recognized as revenue the amount of the transaction price that is allocated to the respective performance obligation when (or as) the performance obligation was satisfied. Subscription revenue – Subscription payments are received on a monthly basis from Users who upgrade to a subscription via the Company’s mobile application and/or web browser. Depending on the optional subscription tier, the User gains access to the following: Budgeting Tools, Credit Monitoring, Credit Builder, ID Theft Protection, and Instant Cash. This payment can range based on a variety of factors and higher cost tiers generally offer additional services. The Company continually fulfills its obligation to each User over the subscription term. The series of distinct services represents a single performance obligation that is satisfied over time. The Company recognizes revenue ratably as the User receives and consumes the benefits of the platform throughout the monthly contract period. Price concessions are a form of variable consideration and are granted to Users who have insufficient funds when subscription payments are due and not collected. The Company accounts for price concessions each month based on the actual amounts collected from Users. Expedited Transfer Fee revenue – The Company receives a payment from Users for routing a cash advance request via a faster delivery method. Expedited Transfer Fee payments from Users are recognized as revenue over the expected term of the associated customer cash advance.

Bridge It, Inc. and Subsidiaries Notes to the Consolidated Financial Statements (in thousands, except share and per share amounts) Year Ended December 31, 2023 See accompanying notes. 14 Marketplace revenues – The Company serves offers from the MP Partners’ products and services on its mobile application. The Company receives a payment based on contractual terms, generally on the basis of customer traffic brought to such products or services. Marketplace revenues are recognized over the expected term of the associated customer contract as the performance obligation is satisfied over time. Processing and service fees – The Company pays various fees to third parties to facilitate movement of funds such as disbursement and collection of cash advance, collection of subscription revenue, collection of Expedited Transfer Fee revenue, fees to connect to a User’s bank account, and other fees to fulfill services related to the Company’s products. These expenses are classified as a cost of revenue. Stock-based compensation – Compensation cost is estimated and recognized for stock options and restricted stock awards issued to employees based on the following: Stock options – ASC 718, Compensation-Stock Compensation (“ASC 718”), requires the estimate of the fair value of all stock-based payments to employees, including grants of stock options, to be recognized in the statement of operations over the requisite service period. Under ASC 718, employee option grants are generally valued at the grant date and those valuations do not change once they have been established. The fair value of each option award is estimated on the grant date using the Black-Scholes Option Pricing Model. As allowed by ASC 718, the Company’s estimate of expected volatility is based on its peer company average volatilities, including industry, stage of life cycle, size, and financial leverage. The risk-free rate for periods within the contractual life of the option is based on the U.S. Treasury yield curve in effect at the time of grant valuation. The Company recognizes forfeitures as they occur. Subsequent modifications to outstanding awards result in incremental cost if the fair value is increased as a result of the modification. Restricted stock awards – Restricted stock awards (“RSAs”) are valued on the grant date. The fair value of the RSAs is equal to the estimated fair value of the Company’s common stock on the grant date. This compensation cost is recognized over the requisite service period as a component of stock-based compensation expense, presented within compensation and benefits in the consolidated statements of operations. The Company recognizes forfeitures as they occur. Income Taxes – The Company follows ASC 740, Income Taxes, or ASC 740, which requires recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the consolidated financial statements or tax returns. Under this method, deferred tax assets and liabilities are based on the differences between the financial statement and tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. Deferred tax assets are reduced by a valuation allowance to the extent management concludes it is more likely than not that the asset will not be realized. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

Bridge It, Inc. and Subsidiaries Notes to the Consolidated Financial Statements (in thousands, except share and per share amounts) Year Ended December 31, 2023 See accompanying notes. 15 ASC Topic 740, Income Taxes, provides that a tax benefit from an uncertain tax position may be recognized when it is more likely than not that the position will be sustained in a court of last resort, based on the technical merits. If it is more likely than not, the amount recognized is the largest amount of tax benefit that is greater than 50% likely of being realized on examination, including compromise settlements. For tax positions not meeting the more likely than not threshold, no tax benefit is recorded. The Company had no unrecognized tax benefits as of December 31, 2023. ASC 740 also provides guidance on de-recognition, classification, interest and penalties on income taxes, accounting in interim periods, and requires increased disclosures. The Company’s policy is to recognize interest and penalties accrued on any unrecognized tax benefits as a component of income tax expense. The Company did not recognize interest or penalties as a component of income tax expense during the years ended December 31, 2023. There is no accrued interest and penalties as of December 31, 2023. Recently Issued Accounting Pronouncements – In June 2016, the FASB issued ASU 2016-13, Financial Instruments–Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments, which introduced an expected credit loss methodology for the measurement and recognition of credit losses on most financial assets, including trade accounts receivables. The expected credit loss methodology under ASU 2016-13 is based on historical experience, current conditions, and reasonable and supportable forecasts over the life of a financial asset which replaces the probable and incurred loss model for measuring and recognizing expected losses under current GAAP. On January 1, 2023, the Company adopted Topic 326, resulting in no material impact on the Company’s consolidated financial statements. Subsequent Events – Subsequent events are events or transactions that occur after the consolidated balance sheet date, but before consolidated financial statements are available to be issued. The Company recognizes in the consolidated financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the consolidated balance sheet, including the estimates inherent in the process of preparing the consolidated financial statements. The Company has evaluated subsequent events through September 20, 2024, which is the date the consolidated financial statements were available to be issued. From May 2024 through August 2024, the Company drew down on an additional $9,900 of debt from its credit facility (see Note 7) bringing the total principal to $47,800. In September 2024, the credit facility maturity was extened to March 31, 2025.

Bridge It, Inc. and Subsidiaries
Notes to the Consolidated Financial Statements
(in thousands, except share and per share amounts)
Year Ended December 31, 2023

Note 3 – Customer Cash Advances, Net

Customer cash advances, net, represent outstanding cash advances less allowance for credit losses.

Below is detail of customer cash advances, net as of December 31, 2023:

Days From Origination	Gross Customer Cash Advances	Allowance for Credit Losses	Customer Cash Advances, net
1-10	$ 26,590	$ (990)	$ 25,600
11-30	8,249	(446)	7,803
31-60	2,371	(1,878)	493
61-90	109	(25)	84
91-120	-	-	-
Total	$ 37,319	$ (3,339)	$ 33,980

The roll-forward of the allowance for credit losses is as follows:

Beginning, allowance for credit losses at December 31, 2022	$ 1,319
Plus customer cash advance credit losses	23,384
Less amounts written-off	(27,904)
Plus amounts recovered	6,540
Ending, allowance for credit losses at December 31, 2023	$ 3,339

Note 4 – Property and Equipment, Net

Property and equipment consisted of the following as of December 31, 2023:

Machinery and equipment	$ 244
Less accumulated depreciation	(105)
Property and equipment, net	$ 139

Depreciation expense for the year ended December 31, 2023, was $40.

See accompanying notes.
16

Bridge It, Inc. and Subsidiaries Notes to the Consolidated Financial Statements (in thousands, except share and per share amounts) Year Ended December 31, 2023 See accompanying notes. 17 Note 5 – Internally Developed Internal Use Software The Company’s internally developed internal use software consisted of the following as of December 31, 2023: Gross carrying value 4,738$ Less accumulated amortization (1,940) Net book value 2,798 In-process development costs 1,377 Internally developed internal use software, net 4,175$ Future amortization consisted of the following as of December 31, 2023: 2024 1,387$ 2025 1,033 2026 378 Total future amortization 2,798$ Amortization expense for the year ended December 31, 2023 was $1,199. Note 6 – ROU Assets and Lease Liabilities The Company leases office space under a long-term operating lease. Operating lease expense for the year ended December 31, 2023 was $255. Cash paid for amounts included in the measurement of operating lease liabilities was $221 for the year ended December 31, 2023.

Bridge It, Inc. and Subsidiaries Notes to the Consolidated Financial Statements (in thousands, except share and per share amounts) Year Ended December 31, 2023 See accompanying notes. 18 Significant assumptions used by the Company in determining the fair value at lease inception are as follows: Weighted-average remaining lease term in years for operating leases 1.08 Weighted-average discount rate for operating leases 12.87% The undiscounted cash flows for future maturities of the Company’s operating lease liabilities and the reconciliation of the undiscounted cash flows to the operating lease liabilities recognized in the Company’s consolidated balance sheet as of December 31, 2023, are as follows: 2024 248$ 2025 21 Total undiscounted cash flows 269 Less present value discount (19) Total operating lease liabilities 250$ Note 7 – Credit Facility, Net On November 9, 2020, the Company entered into a credit facility agreement with a financial institution to provide a borrowing availability of $75,000 which can be increased to a maximum of $125,000 if certain conditions are met. The credit facility bears interest at the three-month average Secured Overnight Financing Rate (SOFR) for the most recent quarter plus an applicable margin. In September 2023, the applicable margin changed from 8% to 7% in accordance with the agreement. The revolving credit agreement is collateralized by the receivables of cash advances funded by the credit facility, as well as the payments collected from subscribers who took a cash advance funded by the credit facility. At December 31, 2023, the credit facility had an outstanding balance of $37,900 and bore an interest at 12.39%. The maturity date for the credit facility is September 10, 2024. Subsequent to December 31, 2023, the maturity date for the credit facility has been extended to March 31, 2025 with an automatic extension available to June 30, 2025. Credit facility, net of debt issuance costs consisted of the following as of December 31, 2023: Outstanding balance 37,900$ Less unamortized debt issuance costs (141) Credit facility, net of debt issuance costs 37,759$

Bridge It, Inc. and Subsidiaries Notes to the Consolidated Financial Statements (in thousands, except share and per share amounts) Year Ended December 31, 2023 See accompanying notes. 19 In conjunction with the credit facility, the Company entered into a warrant purchase agreement with the lender which allows the lender the right to purchase preferred shares equivalent to 0.20% of the Company’s then fully-diluted capitalization after the Company completes their next capital raise of preferred stock with minimum proceeds of $5 million at an exercise price of 80% of the share price paid by purchasers of the next round of preferred share issuance. The warrant expires on November 9, 2030. If prior to a qualified preferred capital raise the Company undergoes a change of control, initial public offering or sale of all or substantially all of the Company’s assets the Company will be required to make a cash payment in an amount sufficient to cause the lender to achieve an internal rate of return on the credit facility to increase by 1%. In addition, if the warrants are not fully exercised by the lender prior to expiration and the fair market value per share is greater than the exercise price the unexercised warrant will automatically be exercised. The fair value of the warrant agreement as of December 31, 2023 is not determinable until the next preferred capital raise therefore the entirety of the proceeds from issuance of the credit facility has been allocated to debt. Subsequent to December 31, 2023, the warrant agreement was amended to include (1) exercise price shall mean the lesser of 80% of the next capital raise share price or $531 (2) next capital raise of preferred equity shall have occurred prior to December 31, 2025 and (3) right to purchase preferred shares if a preferred capital raise occurred prior to December 31, 2025 is equivalent to 0.20% of the Company’s then fully-diluted capitalization or if preferred capital raise does not occur prior to December 31, 2025, 1,878 shares of the Company’s common stock. Note 8 – Convertible Debt From September 2020 through January 2021, the Company entered into various Convertible Note Purchase Agreements (“Note Purchase Agreement”) with various lenders providing for the purchase and sale of convertible notes in the aggregate initial principal of $8,225 (the “Notes”). The Notes bear interest at a rate of 4.00% per year (compounded annually). All unpaid principal and accrued interest is due and payable at any time after the maturity date. Effective October 31, 2022, the Note Purchase Agreement was amended to extend the maturity date to September 21, 2024, and providing the majority noteholders the option to extend the maturity date if the Notes have not been converted or fully paid prior to the maturity date.

Bridge It, Inc. and Subsidiaries Notes to the Consolidated Financial Statements (in thousands, except share and per share amounts) Year Ended December 31, 2023 See accompanying notes. 20 During the term of the Notes, the Notes will be convertible into shares of the Company’s preferred stock. In the event of a qualified equity financing event, the initial principal of each Note will automatically convert into shares of the securities issued in the financing event at a conversion price equal to the discounted price paid per share by the investors investing new money in the Company. A qualified equity financing event is an event from which the Company receives gross proceeds of not less than $10,000. In the event of a non-qualified equity financing event, the initial principal of each Note will convert at the option of the majority noteholders into shares of the securities issued in the financing event at a conversion price equal to the price paid per share by the investors investing new money in the Company. A non-qualified equity financing event is an event from which the Company receives gross proceeds of less than $10,000. If a qualified equity financing event has not occurred on or prior to the maturity date, the majority noteholders have the option to convert all outstanding principal into Series A-1 Preferred Stock at the original issue price or receive cash payment for all outstanding principal and unpaid accrued interest. In the event of conversion, the lenders waive the payment by the Company of any unpaid accrued interest due on each Note upon conversion. The Conversion Price of the Notes is subject to adjustment for stock splits, recapitalizations, combinations, or other similar transaction affecting the common stock or preferred stock underlying the conversion shares that occur prior to the conversion of the Notes. The Notes and the shares of common stock or preferred stock issuable upon conversion of the Note have not been registered under the Securities Act and may not be offered or sold absent registration or an applicable exemption from registration requirements. The effective interest rate as of December 31, 2023, was 4.00%. As of December 31, 2023, the outstanding balance of the Notes, including paid in-kind interest, was $9,371. Note 9 – Simple agreements for future equity (SAFE) notes payable From June 2022 through July 2022, the Company issued Simple Agreements for Future Equity (the “SAFE”) notes payable to investors for an aggregate amount of $8,652. The SAFEs are convertible into shares of common stock or preferred stock of the Company upon an equity financing, liquidity, or dissolution event with a valuation cap of $600,000. The investor has the option to convert the SAFE to a number of shares of common stock or preferred stock equal to the purchase amount divided by the price per share equal to the valuation cap divided by the Company Capitalization, as defined in the agreement, if an event has not occurred prior to a date specified within the SAFE agreement. This date ranges from June 16, 2024 through July 29, 2024 based on investor. In the event of a dissolution, the Company will pay in cash to the note holders an amount equal to $8,652, due and payable immediately prior to, or concurrent with, the consummation of the dissolution. In the event of liquidity the note holder at its option can receive a cash payment of $8,652 or number of common or preferred shares equal to $8,652 divided by the liquidity price as defined in the agreement.

Bridge It, Inc. and Subsidiaries Notes to the Consolidated Financial Statements (in thousands, except share and per share amounts) Year Ended December 31, 2023 See accompanying notes. 21 Note 10 – Related Party Transactions In September 2018, the Company entered into promissory note agreements with officers of the Company and various investors and lenders. As of December 31, 2023, four noteholders had their promissory note agreements amended in September 2020 to extend the maturity date through September 2022 and subsequently extended the maturity date through September 2024. The promissory note agreements bear interest at 10%. Payments of accrued, unpaid interest are due and payable on each anniversary of the closing date. As of December 31, 2023, the outstanding principal balance of the promissory note agreements was $844, of which $729 was related party. As of December 31, 2023, accrued interest was $22, of which $19 was related party and is included in accrued liabilities on the consolidated balance sheet. All outstanding principal and accrued, unpaid interest is due and payable on the maturity date. Note 11 – Commitments and Contingencies From time to time, the Company may be involved in various claims and litigation arising in the ordinary course of business. In management’s opinion, the resolution of such matters, if any, is not expected to have a material adverse effect on the Company’s financial position, results of operations, or cash flows. On October 19, 2023, the Company executed a settlement agreement with the Federal Trade Commission (“FTC”), without admitting fault, to settle the FTC’s complaints regarding certain marketing, advertising, or promotional practices, as well as claims regarding violations of the Restore Online Shoppers’ Confidence Act (ROSCA). As part of this agreement, the Company agreed to pay $18,000. The Company recorded this as a settlement expense in the consolidated statement of operations, and paid the full amount on November 13, 2023. Note 12 – Stockholders’ Equity Preferred Stock – Series Seed – As of December 31, 2023, the Company has 122,702 authorized, issued, and outstanding shares of Series Seed Preferred Stock (Series Seed) with a par value of $0.00001 per share. Series Seed are entitled to stockholder voting rights that equal to the number of common shares into which Series Seed are convertible. The Series Seed original issue price is $14.975 per share and is subject to appropriate adjustment in the event of any stock dividend, stock split, combination, or other similar recapitalization with respect to the Series Seed. Series Seed have special preferred protective voting rights to approve, by majority vote, certain corporate events and changes including merger, consolidation, liquidation, increase in the amount of authorized preferred or common stock shares, and payment of dividends. Series A-1 – As of December 31, 2023, the Company has 139,391 authorized issued and outstanding Series A-1 preferred stock shares (Series A-1) with a par value of $0.00001 per share.

Bridge It, Inc. and Subsidiaries Notes to the Consolidated Financial Statements (in thousands, except share and per share amounts) Year Ended December 31, 2023 See accompanying notes. 22 Series A-1 are entitled to stockholder voting rights that equal to the number of common shares into which Series A-1 are convertible. The Series A-1 original issue price is $166.267 per share and is subject to appropriate adjustment in the event of any stock dividend, stock split, combination, or other similar recapitalization with respect to the Series A-1. The Series A-1 have special preferred protective voting rights to approve, by majority vote, certain corporate events and changes including merger, consolidation, liquidation, increase in the amount of authorized preferred or common stock shares, and payment of dividends. Series A-2 – As of December 31, 2023, the Company has 10,644 authorized issued and outstanding Series A-2 preferred stock shares (Series A-2) with a par value of $0.00001 per share. Series A-2 are entitled to stockholder voting rights that equal to the number of common shares into which Series A-2 are convertible. The Series A-2 original issue price is $151.716 per share and is subject to appropriate adjustment in the event of any stock dividend, stock split, combination, or other similar recapitalization with respect to the Series A-2. Series A-2 have special preferred protective voting rights to approve, by majority vote, certain corporate events and changes including merger, consolidation, liquidation, increase in the amount of authorized preferred or common stock shares, and payment of dividends. Holders of Series Seed, Series A-1, and Series A-2 are entitled to preferential, ratable payment in the event of voluntary or involuntary liquidation, winding up the Company, or defined deemed liquidation event, including change of control or transfer of substantially all assets. The preferential, ratable payment is made to preferred shareholders out of available assets before any other stockholders are paid and determined as the greater of (a) one times the original issue price, plus any dividends declared but unpaid, or (b) amount that would have been payable if all shares of such series of preferred stock were converted into common stock in accordance with the stated conversion rights. No dividends have been declared as of December 31, 2023. After holders of Series Seed, Series A-1 and Series A-2 receive their preferential, ratable payment, the remaining assets shall be distributed among common stockholders, ratably, according to number of shares owned. A holder of Series Seed, Seed A-1, and Series A-2 with at least 12,029 shares of common stock issuable or issued upon conversion of the preferred stock or any other securities are a Major Investor (Major Investor). A Major Investor has the right to receive financial statements, the right of first offer on new securities issued by the Company, and the secondary refusal right to purchase up to its pro rata portion of certain restricted stock transfers not purchased pursuant to the Company’s right of first refusal. Series Seed, Series A-1, and Series A-2 are convertible at the option of the holder into such number of fully paid and non-assessable shares of common stock as is determined by dividing the applicable original issue price by the applicable conversion price. The conversion price is initially equal to the applicable original issue price. Common Stock – As of December 31, 2023, the Company has 950,000 of authorized shares of common stock with par value $0.00001 per share. As of December 31, 2023, there were 560,383 shares of common stock issued and outstanding. During 2023, 2,548 shares of common stock were issued in connection with the exercise of stock options.

Bridge It, Inc. and Subsidiaries Notes to the Consolidated Financial Statements (in thousands, except share and per share amounts) Year Ended December 31, 2023 See accompanying notes. 23 Employee Stock-Based Compensation – In 2017, Company’s Board of Directors adopted the Bridge It, Inc. 2017 Stock Plan (“the Plan”). The Plan authorizes the award of stock options and restricted stock awards. There were no restricted stock awards outstanding for the year ended December 31, 2023. Options granted under the Plan vest over the requisite service period, which is generally four years as follows: 25% of option shares vest on the first anniversary of the vesting commencement and 1/48th of the shares vest monthly over the remaining three years. Options expire ten years from the date of grant. The Plan provides for the issuance of both incentive stock options, expected to qualify within the meaning of Section 422 of the U.S. Tax Code and non-statutory stock options. The total number of shares reserved and available for grants under the Plan are 2,702. Stock Options – Management has valued stock options at their date of grant utilizing the Black Scholes Option pricing model. The fair value of the underlying shares was determined by using a number of inputs including recent arm’s length transactions involving the sale of the Company’s common stock. The following table presents the assumptions used to value options granted during the years ended December 31, 2023: Term 7 years Risk-free interest rate 4.26% Dividend yield 0.00% Volatility 70.00% To determine expected volatility, the Company identified a group of peer companies and considered their historical stock prices. In finding similar companies, the Company considered the industry, stage of life cycle, size, and financial leverage of such other entities. The risk free interest rate is based on the implied yield available on U.S. Treasury issues with an equivalent term approximating the expected life of the options depending on the date of the grant and expected life of the options.

Bridge It, Inc. and Subsidiaries Notes to the Consolidated Financial Statements (in thousands, except share and per share amounts) Year Ended December 31, 2023 See accompanying notes. 24 Activity with respect to options granted under the 2017 Stock Plan is summarized as follows for the year ended December 31, 2023: Shares Weighted Average Exercise Price Weighted Average Remaining Contractual Term (years) Weighted Average Grant- Date Fair Value Options outstanding, December 31, 2022 66,291 23.83 8.66 14.51 Granted 11,398 27.32 - 19.02 Exercised (2,548) 26.01 - 15.90 Cancelled or forfeited (1,922) 27.07 - 16.45 Options outstanding, December 31, 2023 73,219 24.21 7.96 15.11 Nonvested at December 31, 2023 25,588 Exercisable at December 31, 2023 47,631 22.76 The Company recognized $253 of stock based compensation expense arising from stock option grants which is recorded as a component of wages and benefits in the statements of operations for the year ended December 31, 2023. There was $454 of total unrecognized compensation cost related to unvested stock options granted under the Plan as of December 31, 2023, the cost is expected to be recognized over the weighted-average remaining period of 2.27 years. Note 13 – Income Taxes The components of income tax expense for the year ended December 31, 2023 were as follows: Current Federal 180$ State 48 Total current 228 Deferred Federal - State - Total deferred - Income tax expense 228$

Bridge It, Inc. and Subsidiaries Notes to the Consolidated Financial Statements (in thousands, except share and per share amounts) Year Ended December 31, 2023 See accompanying notes. 25 A reconciliation between the Company’s federal statutory tax rate and its effective tax rate for the year ended December 31, 2023 is as follows: Federal statutory tax rate 21.0% State taxes, net of federal benefit 2.9% Change in valuation allowance -27.3% Nondeductible items -1.1% Effective tax rate -4.5% The major components of the Company’s deferred tax assets and liabilities as of December 31, 2023: Deferred income tax assets: Net operating loss carryforwards 2,990$ Research and experimentation costs 2,023 Stock compensation 50 Accrued expenses 320 Interest limitation carryforward 283 Operating lease liabilities 61 Allowance for credit losses 822 Total deferred income tax assets 6,549 Deferred income tax liabilities: Operating right-of-use assets (61) Property and equipment (23) Total deferred income tax liabilities (84) Total deferred tax assets 6,465 Less: valuation allowance (6,465) Total net deferred income tax assets -$ At December 31, 2023, the Company had estimated federal and state net operating loss carryforwards of $12,518 and $5,914, respectively. There were insufficient federal and state deferred tax liabilities to offset the federal and state deferred tax assets at December 31, 2023; therefore, based on this and other available evidence, management believes it is more likely than not that the net federal and state deferred assets will not be fully realized and has recorded valuation allowances in the amounts of $6,465, as of December 31, 2023. The valuation allowance increased by $1,375 during the year ended December 31, 2023.

Bridge It, Inc. and Subsidiaries Notes to the Consolidated Financial Statements (in thousands, except share and per share amounts) Year Ended December 31, 2023 See accompanying notes. 26 The U.S. Internal Revenue Code of 1986, as amended, generally imposes an annual limitation on a corporation’s ability to utilize net operating loss carryovers (NOLs) if it experiences an ownership change as defined in Section 382. In general terms, an ownership change may result from transactions increasing the ownership of certain stockholders in the stock of a corporation by more than 50% over a three-year period. In the event that an ownership change has occurred, or were to occur, utilization of the Company’s NOLs would be subject to an annual limitation under Section 382 as determined by multiplying the value of the Company’s stock at the time of the ownership change by the applicable long- term tax-exempt rate as defined in the Internal Revenue Code (IRC). Any unused annual limitation may be carried over to later years. The Company could experience an ownership change under Section 382 as a result of events in the past in combination with events in the future. If so, the use of the Company’s NOLs, or a portion thereof, against future taxable income may be subject to an annual limitation under Section 382, which may result in expiration of a portion of the NOLs before utilization. As of December 31, 2023, the Company has not completed an IRC Section 382 study to determine if a limitation exists. The Company is subject to examination by taxing authorities in the jurisdictions in which it files tax returns, including federal, New York, and various other state jurisdictions. The federal and New York statute of limitations remains open for the tax periods December 31, 2018, and thereafter. The statute of limitations for the various other state jurisdictions remains open for the tax periods December 31, 2018, and thereafter. Note 14 – 401(k) Savings Plan: The Company maintains a 401(k) savings plan for the benefit of its employees. The Company currently does not make matching contributions to the 401(k) savings plan. All current employees, except for collectively bargained, nonresident alien, leased, interns, and temporary employees, are eligible to participate in the 401(k) savings plan.